UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
December 23, 2013

Rockwell Collins, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-16445	52-2314475
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation or organization)		Identification No.)

400 Collins Road NE
Cedar Rapids, Iowa		52498
(Address of principal executive offices)		(Zip Code)

Registrant's telephone number, including area code: (319) 295-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note

On December 24, 2013, Rockwell Collins, Inc. filed a Current Report on Form 8-K (the “Original Form 8-K”) to report the completion of its previously announced acquisition of Radio Holdings, Inc., the holding company of ARINC Incorporated (“ARINC”), which provides information management services for commercial and government customers worldwide (the “Merger”) on December 23, 2013. Because Radio Holdings, Inc. has no significant operations of its own, or operating subsidiaries other than ARINC, only the consolidated financial statements of ARINC and its subsidiaries are included in this Amendment No. 1 to the Original Form 8-K. This amendment supplements Items 9.01(a) and (b) of the Original Form 8-K and provides the required financial information that was not filed with the Original Form 8-K and that is permitted to be filed by this amendment. Except as set forth herein, all information in the Original Form 8-K remains unchanged.

Item 9.01.	Financial Statements and Exhibits.

(a) Financial Statements of Business Acquired.
The financial statements required by Item 9.01(a) of Form 8-K are included as Exhibit 99.1 and Exhibit 99.2 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(b) Pro forma Financial Information.
The pro forma financial information required by Item 9.01(b) of Form 8-K is included as Exhibit 99.3 to this Amendment No. 1 to the Original Form 8-K and incorporated herein by reference.

(d) Exhibits.

99.1 Audited financial statements of ARINC Incorporated and subsidiaries as of and for the year ended December 31, 2012, filed as Exhibit 99.1 to the Company's Form 8-K dated December 11, 2013 are incorporated herein by reference

99.2 ARINC Unaudited Comparative Consolidated Financial Statements for the Quarterly Period Ended September 30, 2013
99.3 Unaudited Pro Forma Condensed Combined Financial Information

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

ROCKWELL COLLINS, INC.
(Registrant)

Dated:	March 10, 2014	By	/s/ Robert J. Perna
Robert J. Perna
Senior Vice President,
General Counsel and Secretary

Exhibit Index

99.2	ARINC Unaudited Comparative Consolidated Financial Statements for the Quarterly Period Ended September 30, 2013
99.3	Unaudited Pro Forma Condensed Combined Financial Information